UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information regarding the resignation and re-appointment of directors in connection with the declassification of the Board of Directors (the “Board”) of Vistra Energy Corp. (the “Company”) is incorporated by reference into this Item 5.02 from Item 5.03 below.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 annual meeting of stockholders held on April 29, 2020 (the “2020 Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation (the “Charter”) to declassify the Board and instead provide for annual elections of directors beginning with the Company’s 2020 Annual Meeting. Following such approval, the Company filed a Certificate of Amendment to its Charter (the “Charter Amendment”) with the Delaware Secretary of State, which became effective on April 29, 2020. To implement the Charter Amendment, the Board also previously approved an amendment to Article III, Sections 3.3 and 3.4 of the Company’s Restated Bylaws (the “Bylaws”), contingent upon stockholder approval and implementation of the Charter Amendment. This amendment to the Bylaws became effective on April 29, 2020 upon effectiveness of the Charter Amendment.

In order to immediately declassify the Board at the 2020 Annual Meeting following approval of the Charter Amendment, each of the Company’s directors whose term did not expire at the 2020 Annual Meeting tendered his or her resignation from his or her Class II or Class III term, as applicable, contingent and effective upon stockholder approval of the Charter Amendment and completion of the vote to elect directors. As described in Item 5.07, each such director was thereafter elected to the Board to serve for a one-year term until the 2021 annual meeting of stockholders.

Following the filing of the Charter Amendment, on April 29, 2020, the Company also filed a Certificate of Correction to include an inadvertently omitted defined term from the Charter (the “Certificate of Correction”) and a Restated Certificate of Incorporation (the “Restated Charter”) to integrate all prior amendments and restate the Company’s charter in its entirety.

The foregoing summary of the amendments to the Company’s Charter and Bylaws set forth under this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Charter and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 29, 2020, at the 2020 Annual Meeting, the Company’s stockholders approved the proposals listed below. The final voting results regarding each proposal are set forth in the following tables.

Proposal One – Charter Amendment to Declassify the Board and Provide for Annual Elections of All Directors Commencing with the 2020 Annual Meeting. The stockholders approved the Charter Amendment to declassify the Board beginning with the Company’s 2020 Annual Meeting. The votes cast on Proposal One were as follows:

For	Against	Abstain	Broker Nonvotes
443,499,318	68,469	60,101	16,814,357

As a result, the Company filed the Charter Amendment with the Delaware Secretary of State on April 29, 2020, as further described in Item 5.03 of this Current Report.

Proposal Two – Election of Directors – Upon stockholders’ approval of the Charter Amendment, a vote was taken on Proposal Two for the election of directors. Accordingly, no vote was taken on Proposal Three, which would have only applied if the Charter Amendment had not been approved. Voting results for Proposal Two were as follows:

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
443,206,658	347,792	73,438	16,814,357

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
442,540,558	1,011,573	75,757	16,814,357

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
442,383,495	1,171,827	72,566	16,814,357

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
441,779,861	1,776,295	71,732	16,814,357

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
443,214,878	339,143	73,867	16,814,357

Brian K. Ferraioli:

For	Against	Abstain	Broker Nonvotes
431,108,514	12,446,652	72,722	16,814,357

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
442,505,402	1,034,438	88,048	16,814,357

Jeff D. Hunter:

For	Against	Abstain	Broker Nonvotes
443,145,848	409,479	72,561	16,814,357

Curtis A. Morgan:

For	Against	Abstain	Broker Nonvotes
443,057,001	490,231	80,656	16,814,357

John R. Sult:

For	Against	Abstain	Broker Nonvotes
442,472,815	1,081,643	73,430	16,814,357

As a result, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, Lisa Crutchfield, Brian K. Ferraioli, Scott B. Helm, Jeff D. Hunter, Curtis A. Morgan, and John R. Sult were elected to the Board.

Proposal Four – Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
426,411,067	17,052,046	164,775	16,814,357

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Five – Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2020. Voting results were as follows:

For	Against	Abstain
457,842,574	2,525,402	74,269

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Vistra Energy Corp.

3.2	Restated Bylaws of Vistra Energy Corp.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 2020

VISTRA ENERGY CORP.

	By:	/s/ Yuki Whitmire
	Name:	Yuki Whitmire
	Title:	Vice President, Associate General Counsel and Corporate Secretary